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                        DIRECTOR ACCESS (SERIES I AND IR)
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-45301


       SUPPLEMENT DATED JUNE 15, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

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                SUPPLEMENT DATED JUNE 15, 2004 TO YOUR PROSPECTUS

Effective as of the close of the New York Stock Exchange on August 13, 2004, the Hartford MidCap Value HLS Fund and Hartford Small Company HLS Fund Sub-Accounts are closed to new and subsequent premium payments and transfers of Contract Value.

In addition, the Hartford MidCap Value HLS Fund and Hartford Small Company HLS Fund Sub-Accounts are not available for any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program established after August 13, 2004.

Any Dollar Cost Averaging, InvestEase, Asset Rebalancing Program or other administrative program established on or before August 13, 2004, that includes transfers of Contract Value or allocations to the Hartford MidCap Value HLS Fund or Hartford Small Company HLS Fund Sub-Accounts will continue uninterrupted.

The Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, and Hartford Global Technology HLS Fund will remain open:

     - to certain owners of older Contracts as a result of settlement of litigation against Hartford;
     -    to certain owners of other investment products offered by Hartford;
          and
     -    to certain qualified retirement plans.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4313